EXHIBIT 10.3

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (including all exhibits hereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms hereof, this “Agreement”) is made and entered into as of October 12, 2023, by and among Party City Holdco Inc., a Delaware corporation (the “Company”), and the other parties signatory hereto and any additional parties identified on the signature pages of any joinder agreement executed and delivered pursuant hereto.

WHEREAS, the Company and certain affiliated debtors filed the Fourth Amended Joint Plan of Reorganization of Party City Holdco, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code on August 31, 2-23, which was confirmed by the United States Bankruptcy Court for the Southern District of Texas on September 6, 2023 (as may be amended, supplemented, or otherwise modified from time to time, including all exhibits, schedules, supplements, appendices, annexes, and attachments thereto, the “Plan”); and

WHEREAS, the Plan provides that the Company may enter into registration rights agreements; and

WHEREAS, the Company and the Holders (as defined below) are entering into this Agreement in furtherance of the aforesaid provisions of the Plan.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Holders agree as follows:

1.              Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Plan have the meanings given such terms in the Plan. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 16(c).

“Affiliate” means, with respect to any Person, or any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any Related Funds of such Person). For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person means the possession, directly or indirectly (including through one or more intermediaries), of the power or authority to direct or cause the direction of management of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Recitals.

“Alternative IPO Entity” has the meaning set forth in Section 2(i).

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act, as such definition may be amended from time to time.

“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§ 101–1532, as may be amended from time to time.

“beneficially own” (and related terms such as “beneficial ownership” and “beneficial owner”) shall have the meaning given to such term in Rule 13d-3 under the Exchange Act, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule.

“Board” means the Board of Directors of the Company or any authorized committee thereof.

“Bought Deal” has the meaning set forth in Section 7(a).

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York City are authorized or required by law to be closed.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the Preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Counsel to the Holders” means (i) with respect to any Demand Registration, the one law firm selected by the Holders holding a majority of the Registrable Securities initially requesting such Demand Registration and (ii) with respect to any Underwritten Takedown or Piggyback Offering, the one law firm selected by the Majority Holders.

“Demand Registration” has the meaning set forth in Section 4(a).

“Demand Registration Request” has the meaning set forth in Section 4(a).

“Effective Date” means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-1” means Form S-1 under the Securities Act, or any other form hereafter adopted by the Commission for the general registration of securities under the Securities Act.

“Form S-3” means Form S-3 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-3.

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“Form S-4” means Form S-4 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-4.

“Form S-8” means Form S-8 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-8.

“FINRA” has the meaning set forth in Section 9.

“Grace Period” has the meaning set forth in Section 6(a)(B).

“Holder” or “Holders” means any holder of Registrable Securities that is also a party signatory to this Agreement, other than the Company, and their respective assignees and/or transferees permitted hereunder. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 11(c).

“Indemnifying Party” has the meaning set forth in Section 11(c).

“Initial Public Offering” means (i) an initial public offering of the Reorganized PCHI Common Shares or any other equity interest, and/or one or more public offerings of common shares or other equity of any successor to, or Affiliate of, the Company or any other Alternative IPO Entity (such equity interests, together with any equity interests referenced in clause (iii) below, “Successor Equity”) with an aggregate gross offering price (before deducting any applicable discounts and commission) of at least $100 million, in the aggregate for all such offerings, (ii) an offering which is an initial public offering of the Reorganized PCHI Common Shares or Successor Equity pursuant to an effective Registration Statement filed under the Securities Act that results in such Reorganized PCHI Common Shares or Successor Equity being listed on the New York Stock Exchange or the Nasdaq Stock Market LLC (which excludes, in the case of clause (i) and (ii), a registration of Reorganized PCHI Common Shares or Successor Equity (A) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee equity plan or other employee benefit arrangement), (B) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (C) in connection with any dividend reinvestment or similar plan) or (iii) the closing of a business combination (in the form of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination) with or into a special purpose acquisition company or “blank-check” company (or a subsidiary thereof) (collectively, a “SPAC”) after which the Reorganized PCHI Common Shares, the common equity securities of the SPAC or a subsidiary thereof, or any other Successor Equity are listed on the New York Stock Exchange or the Nasdaq Stock Market LLC.

“Initial Shelf Expiration Date” has the meaning set forth in Section 2(f).

“Initial Shelf Registration Statement” has the meaning set forth in Section 2(a).

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“IPO Lockup Period” has the meaning set forth in Section 10(a).

“Lockup Period” has the meaning set forth in Section 10(a).

“Losses” has the meaning set forth in Section 11(a).

“Majority Holders” means, with respect to any Underwritten Offering, the Holders holding a majority of the Registrable Securities to be included in such Underwritten Offering held by all Holders that have made the request requiring the Company to conduct such Underwritten Offering (but not including any Holders that have exercised “piggyback” rights hereunder to be included in such Underwritten Offering).

“Opt-Out Notice” has the meaning set forth in Section 7(e).

“Other Holder” has the meaning set forth in Section 7(b).

“Participating Holder” has the meaning set forth in Section 2(j).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 7(a).

“Piggyback Offering” has the meaning set forth in Section 7(a).

“Plan” has the meaning set forth in the Recitals.

“Plan Effective Date” shall mean the date on which the Plan becomes effective.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, collectively, (a) as of the Plan Effective Date, all Reorganized PCHI Common Shares issued to any Holder or to any Affiliate or Related Fund of any Holder, either directly or pursuant to a transfer or assignment and any additional Reorganized PCHI Common Shares acquired by any Holder, Affiliate or

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Related Fund of any Holder, including in connection with open market or other purchases or acquisitions, after the Plan Effective Date, (b) any additional Reorganized PCHI Common Shares paid, issued or distributed to any Holder or to any Affiliate or Related Fund of any Holder in respect of any such securities by way of a stock dividend, stock split or distribution, or in connection with a combination of securities, and any security into which such Reorganized PCHI Common Shares shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, bonus issue, exchange, distribution, other reorganization, charter amendment or otherwise and (c) any options, warrants or other rights to acquire, and any securities received as a dividend or distribution in respect of, any of the securities described in clauses (a) and (b) above, in each case, beneficially owned by any Holder; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which such securities are sold or disposed of pursuant to an effective Registration Statement, (ii) the date on which such securities are disposed of pursuant to Rule 144 (or any similar provision then in effect) promulgated under the Securities Act, (iii) the date on which such securities shall have been otherwise transferred and are represented by certificates or book entries not bearing a legend restricting transfer, (iv) with respect to Holders beneficially holding, together with their Related Funds and Affiliates, five percent (5.0%) or less of the outstanding Reorganized PCHI Common Shares, the date on which such securities can be sold pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act without limitation thereunder on volume or manner of sale and without the need for current public information required by Rule 144(c)(1) as set forth in a written opinion to such effect, addressed, delivered and reasonably acceptable to the applicable transfer agent, or (v) the date on which such securities cease to be outstanding; provided further, however, that, except as described above, Registrable Securities shall not otherwise cease to constitute Registrable Securities due solely to the fact that such securities may be sold without restriction by the Commission.

“Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, any Shelf Registration Statement), amendments and supplements to such registration statements, including post-effective amendments, all exhibits and documents incorporated by reference or deemed to be incorporated by reference in such registration statements.

“Related Fund” means, with respect to any Person, any fund, account or investment vehicle that is controlled, advised, sub-advised, managed or co-managed by such Person, by any Affiliate of such Person, or, if applicable, such Person’s investment manager.

“Related Party” has the meaning set forth in Section 16(e).

“Reorganized PCHI Common Shares” means the equity securities of the Company.

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 144A” means Rule 144A promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” has the meaning set forth in Section 2(j).

“Shelf Registration Statement” means a Registration Statement filed with the Commission in accordance with the Securities Act for the offer and sale of Registrable Securities by Holders on a continuous or delayed basis pursuant to Rule 415.

“SPAC” has the meaning set forth in the definition of “Initial Public Offering.”

“Successor Equity” has the meaning set forth in the definition of “Initial Public Offering.”

“Supermajority Holders” means the Holders holding at least 66 2/3% of all Registrable Securities at such time.

“Trading Day” means a day during which trading in the Reorganized PCHI Common Shares occurs in the Trading Market, or if the Reorganized PCHI Common Shares are not listed on a Trading Market, a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital

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Market, or the OTC Markets Group marketplace on which the Reorganized PCHI Common Shares are listed or quoted for trading on the date in question.

“Transfer” has the meaning set forth in Section 13.

“Underwritten Offering” means an offering of Registrable Securities under a Registration Statement in which the Registrable Securities are sold to an underwriter for reoffering to the public.

“Underwritten Offering Lockup Period” has the meaning set forth in Section 10(a).

“Underwritten Takedown” has the meaning set forth in Section 2(h).

2.              Initial Shelf Registration.

(a)               Following the completion of an Initial Public Offering, the Company shall prepare a Shelf Registration Statement (as may be amended from time to time, the “Initial Shelf Registration Statement”), and shall include in the Initial Shelf Registration Statement the Registrable Securities of each Holder who shall request inclusion therein pursuant to Section 2(b) and Section 2(j). Promptly, and no later than the date that is the later of (i) 30 days after the completion of an Initial Public Offering and (ii) the date of expiration of any lockup agreement with the underwriters in such Initial Public Offering, the Company shall file the Initial Shelf Registration Statement with the Commission, provided, however, that the Company shall not be required to file or cause to be declared effective the Initial Shelf Registration Statement unless Holders request, in accordance with Section 2(j), the inclusion in the Initial Shelf Registration Statement of Registrable Securities constituting at least twenty-five percent (25%) of all Registrable Securities, and such Holders otherwise timely comply with the requirements of this Agreement with respect to the inclusion of such Registrable Securities in the Initial Shelf Registration Statement.

(b)               The Company shall include in the Initial Shelf Registration Statement all Registrable Securities whose inclusion has been timely requested pursuant to Section 2(j); provided, however, that with respect to any Registration Statement to be filed in connection with this Agreement, the Company shall not be required to include an amount of Registrable Securities in excess of the amount as may be permitted to be included in such Registration Statement under the rules and regulations of the Commission and the applicable interpretations thereof by the staff of the Commission, in which case the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities timely requested by Holders to be included.

(c)               Upon the request of any Holder whose Registrable Securities are not included in the Initial Shelf Registration Statement at the time of such request, the Company shall use commercially reasonable efforts to amend the Initial Shelf Registration Statement to include the Registrable Securities of such Holder if the rules and regulations of the Commission would permit the addition of such Registrable

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Securities to the Initial Shelf Registration Statement; provided that the Company shall not be required to amend the Initial Shelf Registration Statement more than once during any 180-day period.

(d)               Within five (5) Business Days after receiving a request pursuant to Section 2(c), the Company shall give written notice of such request to all other Holders of Registrable Securities and shall include in such amendment all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) Business Days after the Company’s giving of such notice; provided that such Registrable Securities are not already covered by an existing and effective Registration Statement that may be utilized for the offer and sale of the Registrable Securities requested to be registered in the manner so requested.

(e)               The Initial Shelf Registration Statement shall be on Form S-1; provided, however, that, if the Company becomes eligible to register the Registrable Securities for resale by the Holders on Form S-3 (including without limitation a Form S-3 filed as an Automatic Shelf Registration Statement), the Company shall use commercially reasonable efforts to amend the Initial Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a Shelf Registration Statement on Form S-3 in substitution of the Initial Shelf Registration Statement as initially filed as soon as reasonably practicable thereafter.

(f)                The Company shall use commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective by the Commission as promptly as practicable after filing (and, for the avoidance of doubt, shall use commercially reasonable efforts to respond to outstanding comments of the Commission relating to such Shelf Registration Statement as quickly as practicable) and shall use commercially reasonable efforts to keep such Initial Shelf Registration Statement continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission, until the earlier of (i) the date the Company (A) is eligible to register the Registrable Securities for resale by Holders on Form S-3 and (B) has filed such Registration Statement with the Commission and which is effective and (ii) the date that all Registrable Securities covered by the Initial Shelf Registration Statement shall cease to be Registrable Securities (such earlier date, the “Initial Shelf Expiration Date”).

(g)               If the Initial Shelf Registration Statement is on Form S-1, then for so long as any Registrable Securities covered by the Initial Shelf Registration Statement remain unsold, the Company will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law (other than any Form 8-K required to be filed under Item 2.02 or 7.01 thereof), any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (i) the Initial Shelf Registration Statement shall not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (or in the case of any prospectus, in light of the

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circumstances such statements were made), and (ii) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that these obligations remain subject to the Company’s rights under Section 6.

(h)               Upon the demand of one or more Holders, the Company shall facilitate a “takedown” of Registrable Securities in the form of an Underwritten Offering (each, an “Underwritten Takedown”), in the manner and subject to the conditions described in Section 5; provided that (x) (i) the number of securities included in such “takedown” shall equal at least twenty-five percent (25%) of all Registrable Securities at such time or (ii) the Registrable Securities requested to be sold by the Holders in such “takedown” shall have an anticipated aggregate gross offering price (before deducting underwriting discounts and commission) of at least $50 million; or (y) the number of securities included in such “takedown” represent all of the Registrable Securities outstanding at the time of such “takedown.”

(i)                 In the event that the Company elects to effect an underwritten registered offering or a direct listing of equity securities of any subsidiary, parent or other successor entity of the Company, or to effect a business combination, directly or indirectly, in the form of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, with or into a special purpose acquisition company or “blank-check” company (each of the foregoing, an “Alternative IPO Entity” and collectively, “Alternative IPO Entities”), rather than receiving registration rights with respect to Reorganized PCHI Common Shares, the parties shall cause the Alternative IPO Entity to enter into an agreement with the Holders that provides the Holders with registration rights with respect to equity securities of the Alternative IPO Entity (whether common stock, ordinary shares or similar, in which event references to “Reorganized PCHI Common Shares” will be read mutatis mutandis as such securities) that such Holders beneficially own that are substantially the same as, and in any event no less favorable in the aggregate to, the registration rights provided in this Agreement.

(j)                 At least five (5) Business Days (but no more than fifteen (15) Business Days) prior to the date on which the Initial Shelf Registration Statement must be filed (subject to the proviso in Section 2(a)), the Company shall give written notice of such contemplated filing and date to all Holders. Other than any Holder that indicates to the Company in writing that it does not wish to be named as a “selling stockholder” in such Initial Shelf Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in the form attached hereto as Exhibit B (a “Selling Stockholder Questionnaire”) in accordance with the final paragraph of Section 8, including, for the avoidance of doubt, the number of Registrable Securities that it wishes to include for registration on such Initial Shelf Registration Statement (any holder that returns such Selling Stockholder Questionnaire in accordance with Section 8, a “Participating Holder”). At least three (3) Business Days before filing the Initial Shelf Registration Statement, the Company will furnish to each Participating Holder a copy of a draft of the Selling Stockholder and Plan of Distribution sections (with respect to the Plan of Distribution section, only to the extent there have been any material changes to the form thereof attached hereteo as Exhibit A) for review and approval, which approval shall not be unreasonably withheld or delayed, and any objections to such draft disclosures must

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be lodged within two (2) Business Days of such Participating Holder’s receipt thereof. The Company shall use commercially reasonable efforts to include any changes to the Selling Stockholder section (including any footnotes) proposed by a Holder with respect to information concerning such Holder.

(k)               All Registrable Securities owned or acquired by any Holder or any of its Affiliates or Related Funds shall be aggregated together for the purpose of determining the availability of any right under this Agreement.

3.              Subsequent Shelf Registration Statements

(a)               After the Effective Date of the Initial Shelf Registration Statement and for so long as any Registrable Securities remain outstanding, the Company shall use commercially reasonable efforts to, as promptly as possible, (A) become eligible and/or maintain its eligibility to register the Registrable Securities on Form S-3 after the Initial Shelf Expiration Date, and (B) meet the requirements of General Instruction VII of Form S-1 after the Initial Shelf Expiration Date.

(b)               [reserved]

(c)               After the Initial Shelf Expiration Date and for so long as any Registrable Securities remain outstanding, if there is not an effective Registration Statement which includes the Registrable Securities that are currently outstanding, the Company shall (i) if the Company is eligible to register the Registrable Securities on Form S-3, promptly file a Shelf Registration Statement on Form S-3 and use commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as practicable or, (ii) if the Company is not eligible at such time to register the Registrable Securities on Form S-3, promptly file a Shelf Registration Statement on Form S-1 and use commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as practicable.

(d)               For so long as any Registrable Securities covered by such Shelf Registration Statement on Form S-1 remain unsold, the Company will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law (other than any Form 8-K required to be filed under Item 2.02 or 7.01 thereof), any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (i) such Shelf Registration Statement shall not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (or in the case of any prospectus, in light of the circumstances such statements were made), and (ii) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that, in each case, these obligations remain subject to the Company’s rights under Section 6.

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(e)               The Company will use commercially reasonable efforts to keep a Shelf Registration Statement that has become effective as contemplated by Section 2 and Section 3 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission until the earlier of: (x) three (3) years following the Effective Date of such Shelf Registration Statement; and (y) the date that all Registrable Securities covered by such Shelf Registration Statement shall cease to be Registrable Securities; provided, however, that in the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Shelf Registration Statement, if any Registrable Securities covered by such Shelf Registration Statement remain unsold, the period during which such Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect; provided further, however, that if any Shelf Registration Statement was initially declared effective on Form S-3 and, prior to the date determined pursuant to Section 3(e), the Company becomes ineligible to use Form S-3, the period during which such Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which the Company did not have an effective Registration Statement covering unsold Registrable Securities initially registered on such Shelf Registration Statement.

4.              Demand Registration

(a)               At any time after the completion of an Initial Public Offering, any Holder or group of Holders may request in writing (“Demand Registration Request”) that the Company effect the registration of all or part of such Holder’s or Holders’ Registrable Securities with the Commission under and in accordance with the provisions of the Securities Act (each, a “Demand Registration”). The Company will file a Registration Statement covering such Holder’s or Holders’ Registrable Securities requested to be registered, and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective, as promptly as practicable and no later than sixty (60) days after it receives such request; provided, however, that the Company will not be required to file a Registration Statement pursuant to this Section 4(a):

(A)             unless (i) the number of Registrable Securities requested to be registered on such Registration Statement equals at least twenty-five percent (25%) of all Registrable Securities at such time or (ii) the Registrable Securities requested to be sold by the Holders pursuant to such Registration Statement have an anticipated aggregate gross offering price (before deducting underwriting discounts and commissions) of at least $50 million, disregarding any Registrable Securities subject to clause (B) below;

(B)              with respect to any Registrable Securities requested to be registered that are already covered by an existing and effective Registration Statement and such Registration Statement may be utilized for the offer and sale of such Registrable Securities requested to be registered;

(C)              during the period starting with the date thirty (30) days prior to a good faith estimate, with the approval of a simple majority of the Board, of the

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date of filing of, and ending on the date ninety (90) days after the Effective Date of, a Company-initiated Registration Statement, provided that the Company is employing commercially reasonable efforts to cause such Registration Statement to become effective;

(D)             for a period of up to ninety (90) days after the date of a Demand Notice for registration pursuant to this Section 4 if, at the time of such request (i) the Company is engaged, or has fixed plans with the approval of a simple majority of the Board to engage, within ninety (90) days of the time of such Demand Notice, in a firm commitment underwritten public offering of Reorganized PCHI Common Shares in which Holders of Registrable Securities may include their Registrable Securities pursuant to Section 7 or (ii) the Company is currently engaged in a self-tender or exchange offer and the filing of a Registration Statement would cause a violation of the Exchange Act; and

(E)              if a registration statement filed by the Company shall have previously been initially declared effective by the Commission within the one hundred eighty (180) days preceding the date such Demand Registration Request is made or if an Underwritten Offering constituting a “takedown” from a Shelf Registration Statement shall have been previously made within the one hundred eighty (180) days preceding the date such Demand Registration Request.

Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to effect more than six such Demand Registrations; provided, however that a Demand Registration shall not be considered made for purposes hereof unless the requested Registration Statement has been declared effective by the Commission for more than 75% of the full amount of Registrable Securities for which registration has been requested (subject to any reduction under Section 5(c) hereof). For the avoidance of doubt, the filing of the Initial Shelf Registration Statement shall not consitute a Demand Registration for any purpose hereunder.

(b)               A Demand Registration Request shall specify (i) the then-current name and address of such Holder or Holders, (ii) the aggregate number of Registrable Securities requested to be registered, (iii) the total number of Registrable Securities then beneficially owned by such Holder or Holders, and (iv) the intended means of distribution. If at the time the Demand Registration Request is made the Company appears, based on public information available to such Holder or Holders, eligible to use Form S-3 for the offer and sale of the Registrable Securities, the Holder or Holders making such request may request that the registration be in the form of a Shelf Registration Statement (for the avoidance of doubt, the Company shall not be under the obligation to file a Shelf Registration on Form S-3 if, upon the advice of its counsel, it is not eligible to make such a filing).

(c)               The Company may satisfy its obligations under Section 4(a) hereof by amending (to the extent permitted by applicable law and the rules and regulations of the Commission) any registration statement previously filed by the Company under the Securities Act and not yet declared effective by the Commission, so that such amended

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registration statement will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a Demand Registration Request has been properly made under this Section 4. If the Company so amends a previously filed registration statement, it will be deemed to have effected a registration for purposes of Section 4(a) hereof; provided, however, that the Effective Date of the amended registration statement, as amended pursuant to this Section 4(c), shall be the “the first day of effectiveness” of such Registration Statement for purposes of determining the period during which the Registration Statement is required to be maintained effective in accordance with Section 4(e) hereof.

(d)               Within five (5) Business Days after receiving a Demand Registration Request, the Company shall give written notice of such request to all other Holders of Registrable Securities and shall, subject to the provisions of Section 5(c) in the case of an Underwritten Offering, include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the Company’s giving of such notice, provided that such Registrable Securities are not already covered by an existing and effective Registration Statement that may be utilized for the offer and sale of the Registrable Securities requested to be registered in the manner so requested.

(e)               The Company will use commercially reasonable efforts to keep a Registration Statement that has become effective as contemplated by this Section 4 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission:

(A)             in the case of a Registration Statement other than a Shelf Registration Statement, until all Registrable Securities registered thereunder have been sold pursuant to such Registration Statement, but in no event later than two hundred and seventy (270) days from the Effective Date of such Registration Statement; and

(B)              in the case of a Shelf Registration Statement, until the earlier of: (x) three (3) years following the Effective Date of such Shelf Registration Statement; and (y) the date that all Registrable Securities covered by such Shelf Registration Statement shall cease to be Registrable Securities;

provided, however, that in the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Shelf Registration Statement, if any Registrable Securities covered by such Shelf Registration Statement remain unsold, the period during which such Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect; provided further, however, that if any Shelf Registration Statement was initially declared effective on Form S-3 and, prior to the date determined pursuant to Section 4(e)(B), the Company becomes ineligible to use Form S-3, the period during which such Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which the

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Company did not have an effective Registration Statement covering unsold Registrable Securities initially registered on such Shelf Registration Statement.

(f)                The Holder or Holders making a Demand Registration Request may, at any time prior to the Effective Date of the Registration Statement relating to such registration, revoke their request for the Company to effect the registration of all or part of such Holder’s or Holders’ Registrable Securities by providing a written notice to the Company. If, pursuant to the preceding sentence, the entire Demand Registration Request is revoked, then, at the option of the Holder or Holders who revoke such request, either (i) such Holder or Holders shall reimburse the Company for all of its reasonable and documented out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement, which out-of-pocket expenses, for the avoidance of doubt, shall not include overhead expenses and which requested registration shall not count as one of the permitted Demand Registration Requests hereunder or (ii) the requested registration that has been revoked will be deemed to have been effected for purposes of Section 4(a) (for the avoidance of doubt, “or” as used in this clause is exclusive).

(g)               If a Registration Statement filed pursuant to this Section 4 is a Shelf Registration Statement, then upon the demand of one or more Holders, the Company shall facilitate a “takedown” of Registrable Securities in the form of an Underwritten Offering, in the manner and subject to the conditions described in Section 5 hereof, provided that (x) (i) the number of securities included in such underwritten “takedown” shall equal at least twenty-five percent (25%) of all Registrable Securities at such time or (ii) the Registrable Securities requested to be sold by the Holders in such “takedown” shall have an anticipated aggregate offering price (before deducting underwriting discounts and commission) of at least $50 million; or (y) the number of securities included in such “takedown” represent all of the Registrable Securities outstanding at the time of such “takedown.”

(h)               A Demand Registration may also be in the form of an Underwritten Offering, in the manner and subject to the conditions described in Section 5 hereof, provided that (x) (i) the number of securities included in such underwritten Demand Registration shall equal at least twenty-five percent (25%) of all Registrable Securities at such time and (ii) the Registrable Securities requested to be sold by the Holders in such underwritten Demand Registration shall have an anticipated aggregate offering price (before deducting underwriting discounts and commission) of at least 50 million; or (y) the number of securities included in such underwritten Demand Registration represent all of the Registrable Securities outstanding at the time of such underwritten Demand Registration.

5.              Procedures for Underwritten Offerings.

The following procedures shall govern Underwritten Offerings pursuant to Section 2(h) or Section 4(g), whether in the case of an Underwritten Takedown or otherwise.

(a)               (i) The Majority Holders, with the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), shall select one or more

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investment banking firm(s) of national standing to be the managing underwriter or underwriters for any Underwritten Offering pursuant to a Demand Registration Request or an Underwritten Takedown, and (ii) the Company shall select one or more investment banking firm(s) of national standing to be the managing underwriter or underwriters for any other Underwritten Offering, with the consent of a majority of the Holders participating in such Underwritten Offering pursuant to Section 7, which consent shall not be unreasonably withheld, conditioned or delayed.

(b)               All Holders proposing to distribute their securities through an Underwritten Offering, as a condition for inclusion of their Registrable Securities therein, shall agree to enter into an underwriting agreement with the underwriters; provided, however, that the underwriting agreement is in customary form and reasonably acceptable to the Company and the Majority Holders and provided further, however, that no Holder of Registrable Securities included in any Underwritten Offering shall be required to (i) make any representations or warranties to the Company or the underwriters or (ii) indemnify the Company or the underwriters (other than representations, warranties and/or indemnification regarding (x) such Holder’s ownership of its Registrable Securities to be sold or transferred, (y) such Holder’s power and authority to effect such transfer and (z) such matters pertaining to compliance with securities laws as may be reasonably requested).

(c)               Notwithstanding anything to the contrary herein, if the managing underwriter or underwriters for an Underwritten Offering pursuant to a Demand Registration or an Underwritten Takedown advises the Holders that the total amount of Registrable Securities or other Reorganized PCHI Common Shares permitted to be registered is such as to materially adversely affect the success of such Underwritten Offering, the number of Registrable Securities or other Reorganized PCHI Common Shares to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the securities of the Company to be included by any Person other than a Holder or the Company; second, the Company shall reduce or eliminate any securities of the Company to be included by the Company; and third, the Company shall reduce the number of Registrable Securities to be included by any Holder, on a pro rata basis based on the total number of Registrable Securities requested by such Holders to be included.

(d)               Within five (5) Business Days after receiving a request for an Underwritten Offering constituting a “takedown” from a Shelf Registration Statement, the Company shall give written notice of such request to all other Holders, and subject to the provisions of Section 5(c) hereof, include in such Underwritten Offering all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the Company’s giving of such notice; provided, however, that such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offer and sale of the Registrable Securities requested to be registered.

(e)               The Company will not be required to undertake an Underwritten Offering pursuant to Section 2(h) or Section 4(g) if the Company has undertaken an Underwritten

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Offering, whether for its own account or pursuant to this Agreement, within the one hundred eighty (180) days preceding the date of the request to the Company for such Underwritten Offering.

(f)                Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to effect more than four such Underwritten Offerings; provided that an Underwritten Offering shall not be considered made for purposes of this Section 5(f) unless it has resulted in the disposition by the Holders of at least 75% of the amount of Registrable Securities requested to be included subject to any reduction under Section 5(c) hereof.

6.              Grace Periods.

(a)               Notwithstanding anything to the contrary herein—

(A)             the Company shall be entitled to postpone the filing or effectiveness of, or, at any time after a Registration Statement has been declared effective by the Commission, suspend the use of, a Registration Statement (including the Prospectus included therein) if in the good faith judgment of the Board, such registration, offering or use would reasonably be expected to materially affect in an adverse manner or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public and the premature disclosure of which would reasonably be expected, in the good faith judgment of the Board, affect the Company in an adverse manner; or if the Board determines, in its good faith judgment, that a postponement is in the best interest of the Company due to an investigation or other event involving the Company; provided however, that in the event such Registration Statement relates to a Demand Registration Request or an Underwritten Offering pursuant to Section 2(h) or Section 4(g), then the Holders initiating such Demand Registration Request or such Underwritten Offering shall be entitled to withdraw the Demand Registration Request or request for the Underwritten Offering and, if such request is withdrawn, it shall not count against the limits imposed pursuant to Section 4(a) or Section 5(f) and the Company shall pay all reasonable and documented registration expenses in connection with such registration; and

(B)              at any time after a Registration Statement has been declared effective by the Commission and there is no duty to disclose under applicable law, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time would, in the good faith judgment of the Board, reasonably be expected to adversely affect the Company (the period of a postponement or suspension as described in clause (A) and/or a delay described in this clause (B), a “Grace Period”).

(b)               The Company shall promptly (i) notify the Holders in writing of the existence of the event or material non-public information giving rise to a Grace Period

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(provided that the Company shall not disclose the content of such material non-public information to any Holder, without the express consent of such Holder) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as reasonably practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends.

(c)               The duration of any one Grace Period shall not exceed thirty (30) days, and the aggregate of all Grace Periods in total during any three hundred sixty-five (365) day period shall not exceed ninety (90) days (other than with the consent of the Majority Holders). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) of Section 6(b) and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) of Section 6(b) and the date referred to in such notice. In the event the Company declares a Grace Period, the period during which the Company is required to maintain the effectiveness of an Initial Shelf Registration Statement or a Registration Statement filed pursuant to a Demand Registration Request shall be extended by the number of days during which such Grace Period is in effect.

7.              Piggyback Registration

(a)               Following the completion of an Initial Public Offering, if at any time, and from time to time, the Company proposes to—

(A)             file a registration statement under the Securities Act with respect to a public offering of Reorganized PCHI Common Shares of the Company or any securities convertible or exercisable into Reorganized PCHI Common Shares (other than with respect to a registration statement (i) on Form S-8 or any successor form thereto, (ii) on Form S-4 or any successor form thereto or (iii) another form not available for registering the Registrable Securities for sale to the public), whether or not for its own account; or

(B)              conduct an underwritten offering constituting a “takedown” of a class of Reorganized PCHI Common Shares or any securities convertible or exercisable into Reorganized PCHI Common Shares registered under a shelf registration statement previously filed by the Company;

the Company shall give written notice (the “Piggyback Notice”) of such proposed filing or underwritten offering to each Holder at least five (5) Business Days before the anticipated filing date (provided that in the case of a “bought deal,” “registered direct offering” or “overnight transaction” (a “Bought Deal”), such Piggyback Notice shall be given not less than two (2) Business Days prior to the expected date of commencement of marketing efforts. Such notice shall include the number and class of securities proposed to be registered or offered, the proposed date of filing of such registration statement or the conduct of such underwritten offering, any proposed means of distribution of such securities and any proposed managing underwriter of such securities and shall offer the

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Holders the opportunity to register or offer such amount of Registrable Securities as each Holder may reasonably request on the same terms and conditions as the registration or offering of the other securities being registered thereunder (a “Piggyback Offering”). Subject to Section 7(b), the Company will include in each Piggyback Offering all Registrable Securities for which the Company has received written requests for inclusion within three (3) Business Days after the date the Piggyback Notice is given (provided that in the case of a Bought Deal, such written requests for inclusion must be received within one (1) Business Day after the date the Piggyback Notice is given); provided, however, that in the case of the filing of a registration statement, such Registrable Securities are not otherwise registered pursuant to an existing and effective Shelf Registration Statement under this Agreement, but in such case, the Company shall include such Registrable Securities in such underwritten offering if the Shelf Registration Statement may be utilized for the offering and sale of the Registrable Securities requested to be offered (without regard to the limitations on participation in Underwritten Offerings set forth in Section 2(h)); provided further, however, that in the case of an underwritten offering in the form of a “takedown” under a Shelf Registration Statement, such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be offered.

(b)               The Company will cause the managing underwriter or underwriters of the proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Offering to include all such Registrable Securities on substantially the same terms and conditions as any similar securities, if any, of the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advises the Company and the selling Holders in writing that, in its view, the total amount of securities that the Company, such Holders and any other holders entitled to participate in such offering (such other holders, the “Other Holders”) propose to include in such offering is such as to materially adversely affect the price, timing or distribution of such underwritten offering, then:

(A)             if such Piggyback Offering is an underwritten primary offering by the Company for its own account, the Company will include in such Piggyback Offering: (i) first, all securities to be offered by the Company; (ii) second, up to the full amount of securities requested to be included in such Piggyback Offering by the Holders; and (iii) third, up to the full amount of securities requested to be included in such Piggyback Offering by all Other Holders;

(B)              if such Piggyback Offering is an underwritten secondary offering for the account of Other Holders exercising “demand” rights (including pursuant to a Demand Registration Request), the Company will include in such registration: (i) first, all securities of the Other Holders exercising “demand” rights (including pursuant to a Demand Registration Request) requested to be included therein; (ii) second, up to the full amount of securities requested to be included in such Piggyback Offering by the Holders entitled to participate therein, allocated pro rata among such Holders on the basis of the amount of securities requested to be included therein by each such Holder; (iii) third, up to the full amount of securities proposed to be included in the registration by the Company; and (iv)

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fourth, up to the full amount of securities requested to be included in such Piggyback Offering by the Other Holders entitled to participate therein, allocated pro rata among such Other Holders on the basis of the amount of securities requested to be included therein by each such Other Holder;

such that, in each case, the total amount of securities to be included in such Piggyback Offering is the full amount that, in the view of such managing underwriter, can be sold without materially adversely affecting the success of such Piggyback Offering.

(c)               If at any time after giving the Piggyback Notice and prior to the time sales of securities are confirmed pursuant to the Piggyback Offering, the Company determines for any reason not to register or delay the registration of the Piggyback Offering, the Company may, at its election, give notice of its determination to all Holders, and in the case of such a determination, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned or delayed Piggyback Offering, without prejudice.

(d)               Any Holder of Registrable Securities requesting to be included in a Piggyback Offering may withdraw its request for inclusion by giving written notice to the Company of its intention to withdraw from that registration, at least three (3) Business Days prior to the anticipated Effective Date of the Registration Statement filed in connection with such Piggyback Offering, or in the case of a Piggyback Offering constituting a “takedown” off of a shelf registration statement, at least three (3) Business Days prior to the anticipated date of the filing by the Company under Rule 424 of a supplemental prospectus (which shall be the preliminary supplemental prospectus, if one is used in the “takedown”) with respect to such offering; provided, however, that (i) the Holder’s request be made in writing and (ii) the withdrawal will be irrevocable and, after making the withdrawal, a Holder will no longer have any right to include its Registrable Securities in that Piggyback Offering.

(e)               Notwithstanding the foregoing, any Holder may deliver written notice (an “Opt-Out Notice”) to the Company at any time requesting that such Holder not receive notice from the Company of any proposed registration or offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing.

8.              Registration Procedures.

If and when the Company is required to effect any registration under the Securities Act as provided in this Agreement, the Company shall use commercially reasonable efforts to:

(a)               prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use commercially reasonable efforts to cause such Registration Statement to become and remain effective, subject to the limitations contained herein;

(b)               prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the

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provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as (i) all of such Registrable Securities have been disposed of in accordance with the method of disposition set forth in such Registration Statement, subject to the limitations contained herein, or (ii) such Registration Statement is withdrawn in accordance with the terms of this Agreement;

(c)               (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (except for any amendment or supplement as a result of the filing of a periodic report, current report or any other document required to be filed by the Company under the Exchange Act), at the Company’s expense, furnish to the Holders whose securities are covered by the Registration Statement copies of all such documents, other than documents that are incorporated by reference into such Registration Statement or Prospectus, proposed to be filed and such other documents reasonably requested by such Holders (which may be furnished by email), and afford Counsel to the Holders a reasonable opportunity to review and comment on such documents; and (ii) in connection with the preparation and filing of each such Registration Statement prepared in connection with an Underwritten Offering pursuant to this Agreement, (A) upon reasonable advance notice to the Company, give each of the foregoing such reasonable access to all financial and other records, corporate documents and properties of the Company as shall be necessary, in the reasonable opinion of Counsel to the Holders and the underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and Exchange Act, and (B) upon reasonable advance notice to the Company and during normal business hours, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of Counsel to the Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and the Exchange Act; provided that as a condition to being provided any confidential information, any such Holder gaining access to information regarding the Company pursuant to this Section 8(c) shall agree to enter into a customary confidentiality agreement with the Company.

(d)               notify each selling Holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed (except for any supplement as a result of the filing of a periodic report, current report or any other document required to be filed by the Company under the Exchange Act);

(e)               with respect to any offering of Registrable Securities, furnish to each selling Holder of Registrable Securities, and the managing underwriters for such Underwritten Offering, if any, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus”

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as such term is defined under Rule 433 promulgated under the Securities Act)), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriters may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(f)                (i) register or qualify all Registrable Securities covered by such Registration Statement under such other securities or Blue Sky laws of such states or other jurisdictions of the United States of America as the Holders covered by such Registration Statement shall reasonably request in writing, (ii) keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (iii) take any other action that may be necessary or reasonably advisable to enable such Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(g)               subject to Section 8(f), cause all Registrable Securities included in such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as necessary upon the opinion of counsel to the Company or Counsel to the Holders of Registrable Securities included in such Registration Statement to enable such Holder or Holders thereof to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(h)               with respect to any Underwritten Offering, obtain and, if obtained, furnish to each Holder that is named as an underwriter in such Underwritten Offering and each other underwriter thereof, a signed

(A)             opinion of outside counsel for the Company (including a customary 10b-5 statement), dated the date of the closing under the underwriting agreement and addressed to the underwriters, reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such underwriters, if any, and

(B)              “comfort” letter, dated the date of the underwriting agreement and another dated the date of the closing under the underwriting agreement and addressed to the underwriters and signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent public accountant customarily given in such an offering) in form and substance to such Holder and any other underwriters,

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in each case, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of the accountants’ comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ comfort letters delivered to underwriters in such types of offerings of securities;

(i)                 notify each Holder of Registrable Securities included in such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and for which the Company chooses to suspend the use of the Registration Statement and Prospectus in accordance with the terms of this Agreement, and, at the written request of any such Holder, promptly prepare and furnish (at the Company’s expense) to it a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (subject to Section 6(f));

(j)                 notify the Holders of Registrable Securities included in such Registration Statement promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(k)               advise the Holders of Registrable Securities included in such Registration Statement promptly after the Company receives notice or obtains knowledge of any order suspending the effectiveness of a registration statement relating to the Registrable Securities at the earliest practicable moment and promptly use commercially reasonable efforts to obtain the withdrawal of such order;

(l)                 otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering of Registrable Securities, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first (1st) full calendar month after the Effective Date of such Registration Statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act and Rule 158 promulgated thereunder and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Form 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(m)             provide (i) and cause to be maintained a transfer agent and registrar for the Registrable Securities included in a Registration Statement no later than the Effective

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Date thereof and (ii) a CUSIP and ISIN number for all Registrable Securities no later than the Effective Date;

(n)               enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as the Holders beneficially owning a majority of the Registrable Securities included in a Registration Statement or the underwriters, if any, shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification; and provide reasonable cooperation, including causing at least one (1) executive officer and a senior financial officer to attend and participate in “road shows” and other information meetings organized by the underwriters, if any, as reasonably requested in an Underwritten Offering; provided, however, that the Company shall have no obligation to participate in more than three (3) such “road shows” requested hereunder in any twelve (12)-month period, such participation shall not unreasonably interfere with the business operations of the Company and the Company shall have no obligation to participate in more than one (1) such “road show” during any ninety (90) day period;

(o)               if reasonably requested by the managing underwriter(s) or the Holders beneficially owning a majority of the Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to the plan of distribution for such shares of Registrable Securities provided to the Company in writing by the managing underwriters and the Holders holding a majority of the Registrable Securities being sold and that is required to be included therein relating to the plan of distribution with respect to such Registrable Securities, including without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering, and make any required filings with respect to such information relating to the plan of distribution as soon as practicable after notified of the information;

(p)               cooperate with the Holders of Registrable Securities included in a Registration Statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (including by way of causing the transfer agent to remove any restrictive legends (including any electronic transfer restrictions) from such securities and providing or causing any customary opinions of counsel to be delivered to the transfer agent in connection with such removal in a reasonably prompt manner, and covering all related fees of the transfer agent in connection therewith), and enable such Registrable Securities to be in such share amounts and registered in such names as the managing underwriters, or, if none, the Holders beneficially owning a majority of the Registrable Securities being offered for sale, may reasonably request at least five (5) Business Days prior to any sale of Registrable Securities to the underwriters;

(q)               cause all Registrable Securities included in a Registration Statement to be listed on a Trading Market on which similar securities issued by the Company are then listed, if at all, or quoted; and

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(r)                otherwise use commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

In addition, except as otherwise set forth in Section 2(j) and Section 7(a), at least fifteen (15) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder, in the form of the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within five (5) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling security-holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as reasonably requested by the Company and, if an Underwritten Offering, entered into an underwriting agreement with the underwriters in accordance with Section 5(b). If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude such Holder from being a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 8 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

9.              Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts, fees or selling commissions or broker or similar commissions or fees (which shall be borne by Participating Holders on a pro rata basis), or transfer taxes of any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees and expenses (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Reorganized PCHI Common Shares are then listed for trading, if any, or quoted, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company and any reasonable and documented fees and disbursements of counsel for the underwriters or Holders in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the underwriters or the Holders, as applicable) and (C) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) all reasonable and documented expenses of any Persons in preparing or assisting in preparing, word

24

processing, printing and distributing any Registration Statement, any Prospectus, any free writing prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders holding a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable and documented fees and disbursements of counsel for the Company, (v) the reasonable and documented fees and expenses incurred in connection with any road show for Underwritten Offerings, (vi) Securities Act liability insurance, if the Company so desires such insurance, (vii) all rating agency fees, if any, and any fees associated with making the Registrable Securities eligible for trading through The Depository Trust Company, and (viii) reasonable and documented fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company will pay the reasonable fees and disbursements of Counsel to the Holders, including, for the avoidance of doubt, any reasonable and documented expenses of Counsel to the Holders in connection with the filing or amendment of any Registration Statement, Prospectus or free writing prospectus hereunder or any Underwritten Offering.

10.          Lockups.

(a)               In connection with (i) an Initial Public Offering described in clause (ii) of the definition thereof, except with the written consent of the underwriters managing such Initial Public Offering, no Holder shall effect any sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Company, during the seven (7) days prior to and the one hundred and eighty (180)-day period beginning on the date of closing of such Initial Public Offering (the “IPO Lockup Period”), except as part of such offering and (ii) any Underwritten Takedown or underwritten registration pursuant to a Demand Registration Request or other underwritten public offering of equity securities by the Company, except with the written consent of the underwriters managing such offering, no Holder shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities during the seven (7) days prior to, and the ninety (90)-day period (or such lesser period as the underwriters may agree) beginning on the date of, the final prospectus filed in connection with such offering (the “Underwritten Offering Lockup Period” and, together with the IPO Lockup Period, each a “Lockup Period”), except as part of such offering, provided, that such Lockup Period restrictions are applicable on substantially similar terms to the Company and all of its executive officers and directors as reasonably requested by the underwriters, and reasonably acceptable to the Majority Holders; provided that the Lockup Period shall include customary carve-outs, including that nothing herein will prevent any Holder from making a distribution of Registrable Securities to any of its partners, members or stockholders thereof or a transfer of Registrable Securities to an Affiliate or Related Fund that is otherwise in compliance

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with the applicable securities laws, so long as such distributees or transferees, as applicable, agree to be bound by the restrictions set forth in this Section 10(a) and so long as no public disclosure of such distribution is made. Each Holder agrees to execute a customary lockup agreement in favor of the Company’s underwriters to such effect and, in any event, that the Company’s underwriters in any relevant offering shall be third party beneficiaries of this Section 10(a). The provisions of this Section 10(a) will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

(b)               In connection with any Underwritten Offering, the Company shall not effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the managing underwriter or underwriters, during the Lockup Period, except as part of such offering, provided, that such Lockup Period restrictions are applicable on substantially similar terms to the Majority Holders. The Company agrees to execute a customary lockup agreement in favor of the underwriters in any relevant offering to such effect and, in any event, that the underwriters in any relevant offering shall be third party beneficiaries of this Section 10(b). Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to registrations on Form S-4 or Form S-8 or any successor thereto or as part of any registration of securities of offering and sale to employees, directors or consultants of the Company and its subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement.

11.          Indemnification.

(a)               Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, investment manager, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act) and the officers, directors, partners, members, investment manager, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable and documented attorneys’ fees in connection with any third-party claims) and expenses (collectively, “Losses”), to which any of them may become subject, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to

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such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 8(i), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 16(c) below, but only if and to the extent that following the receipt of the Advice, the misstatement or omission giving rise to such Loss would have been corrected, and provided, further that such indemnity shall not be available to any person to the extent that such Loses resulted from or are caused by bad faith, willful misconduct, gross negligence or fraudulent behavior of such person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 11(c)), shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Company may otherwise have. Paragraph (a) of this Section 11 shall not apply with respect to taxes.

(b)               Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its respective directors, officers, agents and employees, each Person who controls the Company (within the meaning of section 15 of the Securities Act and section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 8(i), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 16(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined

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in Section 11(c)), shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Holder may otherwise have.

(c)               Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party in its ability to defend such action.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that in the reasonable judgment of such counsel a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 11(c)) shall be paid to the Indemnified Party, as incurred, with reasonable promptness after receipt of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder.

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(d)               Contribution. If a claim for indemnification under Section 11(a) or (b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 11(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

12.          Section 4(a)(7), Rule 144 and Rule 144A; Other Exemptions; Rule 144 Assistance.

(a)               With a view to making available to the Holders of Registrable Securities the benefits of section 4(a)(7) of the Securities Act, Rule 144 and Rule 144A and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company without registration, until such time as when no Registrable Securities remain outstanding, the Company covenants that it will use commercially reasonable efforts to, (i) if it is subject to the reporting requirement of section 13 or 15(d) of the Exchange Act, file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder, or, (ii) if it is not subject to the reporting requirement of section 13 or 15(d) of the Exchange Act, make available information necessary to comply with section 4(a)(7) of the Securities Act and Rule 144 and Rule 144A, if available, with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) section 4(a)(7) of the Securities Act and Rule 144 and Rule 144A (if available with respect to resales of the Registrable

29

Securities), as such rules may be amended from time to time, or (y) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

(b)               The Company covenants that it shall use commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell securities of the Company held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing the transfer agent to remove any restrictive legends (including any electronic transfer restrictions) from such securities in connection with a sale under Rule 144 and providing or causing any customary opinions of counsel to be delivered to the transfer agent in connection with such removal as promptly as reasonably practical. The Company shall be responsible for the fees of the transfer agent associated with such issuance.

13.          Transfer of Registration Rights. Any Holder may freely assign its rights hereunder on a pro rata basis in connection with any sale, transfer, assignment, or other conveyance (any of the foregoing, a “Transfer”) of Registrable Securities to any transferee or assignee, including any Affiliate or Related Fund of any Holder; provided, that all of the following additional conditions are satisfied: (a) such Transfer is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement (including through the execution of a joinder hereto); and (c) the Company is given written notice by such Holder of such Transfer, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned and provide the amount of any other capital stock of the Company beneficially owned by such transferee or assignee; provided further, that (i) any rights assigned hereunder shall apply only in respect of the Registrable Securities that are Transferred and not in respect of any other securities that the transferee or assignee may hold or acquire following such assignment and (ii) any Registrable Securities that are Transferred may cease to constitute Registrable Securities following such Transfer in accordance with the terms of this Agreement.

14.          Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

15.          Cooperation. It shall be a condition of each Holder’s right under Sections 2, 3, 4 and 7 that such Holder use its commercially reasonable efforts to cooperate with the Company by entering into any undertakings and taking such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request solely to the extent necessary to ensure compliance with federal and state securities laws and the rules or other requirements of FINRA.

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16.          Miscellaneous.

(a)               Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b)               Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in each Registration Statement.

(c)               Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Grace Period or any event of the kind described in Section 8(i), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d)               Number of Registrable Securities Outstanding. In order to determine the number of Registrable Securities outstanding at any time, and subject to Section 2(k) in all respects, upon the reasonable written request of the Company to Holders, each Holder shall promptly, and in any event within ten (10) Business Days of receipt of such request, inform the Company of the number of Registrable Securities that such Holder owns and that the Company may conclusively rely upon any certificate provided under this Agreement for the purpose of determining the number of such Registrable Securities.

(e)               No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each of the Holders and the Company agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Holder’s former, current or future direct or indirect equity holders, controlling persons, shareholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case other than the current or former Holders or any of their respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever

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shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of the the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 16(e) shall relieve or otherwise limit the liability of the Company or any current or former Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.

(f)                Preservation of Rights. From and after the date of this Agreement, the Company shall not file or have declared effective a registration statement for any equity securities (other than a registration statement in connection with an Initial Public Offering) or on Form S-8, or any successor of such form, or a registration statement relating solely to the offer and sale to the Company’s directors or employees pursuant to any employee stock plan or other employee benefit plan or arrangement) before the Initial Shelf Registration Statement is declared effective. From and after the date of this Agreement, the Company shall not enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in the Initial Shelf Registration Statement, or in any Piggyback Offering on a basis that is on parity with or superior to, the Piggyback Offering rights granted to the Holders pursuant to Section 7.

(g)               No Inconsistent Agreements. The Company has not entered, as of the date hereof, and the Company shall not enter, after the date of this Agreement, into any agreement with respect to its securities which is inconsistent with or grants registration rights that have parity with or are more favorable than the rights granted to the Holders in this Agreement or otherwise conflicts (in a manner that adversely affects Holders of Registrable Securities) with the provisions hereof in any material respect.

(h)               Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities; provided, however, that any party may give a waiver as to itself; provided further, however, that no amendment, modification, supplement, or waiver that disproportionately and adversely affects, alters, or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder; provided further, however, that neither (x) the definitions of “Holders” and “Registrable Securities” in Section 1 nor (y) this Section 16 may be amended, modified or supplemented, or waived unless in writing and signed by the Supermajority Holders; and provided further, that the waiver of any provision with respect to any Registration Statement or offering may be given by Holders holding at least a majority of the then outstanding Registrable Securities entitled to participate in such offering or, if such offering shall have been commenced, having elected to participate in such offering. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders holding a majority of the then outstanding Registrable Securities to which such waiver or consent relates; provided, however, that the provisions

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of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(i)                 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic facsimile or email (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) at the following address (or at such other address as may be specified by like notice):

(A)             If to the Company:

Party City Holdco Inc.
100 Tice Boulevard
Woodcliff Lake, New Jersey 07677
Attn:	General Counsel

Email:

with a copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Facsimile:	(212) 757-3990
Attention:	Paul M. Basta
Kenneth S. Ziman
Christopher J. Hopkins
David Huntington

Email:

(B)              If to the Holders (or to any of them), to the address set forth on its signature page hereto (including any joinder hereto) or such other address as may be designated in writing hereafter by such Holder.

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If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(j)                 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any trustee in bankruptcy). In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof); provided, that such subsequent holder of Registrable Securities shall be required to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Company, agreeing to be bound by its terms. Subject to Section 2(i) hereof, no assignment or delegation of this Agreement by the Company, or any of the Company’s rights, interests or obligations hereunder, shall be effective against any Holder without the prior written consent of the Supermajority Holders; provided, further, however, that no such assignment or delegation that disproportionately and adversely affects, alters, or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder (other than an assignment in connection with the reincorporation of the Company or its businesses in another jurisdiction).

(k)               Execution and Counterparts. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

(l)                 Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York. Each of the parties to this Agreement consents and agrees that any action to enforce this Agreement or any dispute, whether such dispute arises in law or equity, arising out of or relating to this Agreement, shall be brought exclusively in the United States District Court for the Southern District of New York or any New York State Court sitting in New York City. The parties hereto consent and agree to submit to the exclusive jurisdiction of such courts. Each of the parties to this Agreement waives and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party and such party’s property is immune from any legal process issued by such courts or (ii) any litigation or other proceeding commenced in such courts is brought in an inconvenient forum. The parties hereby agree that mailing of process or other papers in connection with any such action or proceeding to an address provided in writing by the recipient of such mailing, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof and hereby waive any objections to service in the manner herein provided.

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(m)             Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(n)               Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(o)               Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(p)               Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(q)               Termination. The obligations of the Company and of any Holder, other than those obligations contained in Section 11 and this Section 16, shall terminate with respect to the Company and such Holder as soon as such Holder no longer beneficially owns any Registrable Securities.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PARTY CITY HOLDCO INC.

By:	/s/ Ian R. Heller
Name: Ian R. Heller
Title: General Counsel & Corporate Secretary

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have executed this Registration Rights Agreement as of the date first written above.

HOLDERS:
, on behalf of one or more advisory clients and/or related vehicles

By:	/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

EXHIBIT A

PLAN OF DISTRIBUTION

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, donees, assignees, transferees, and successors-in-interest may, from time to time, sell any or all of their securities or interests in any securities covered hereby on any stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales or dispositions may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	settlement of short sales;
•	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	a combination of any such methods of sale; or
•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 or any other exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a

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supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Selling Stockholders will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus or any other exemptions from registration under the Securities Act. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted

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period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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EXHIBIT B

FORM OF SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned (the “Selling Stockholder”) beneficial owner of Reorganized PCHI Common Shares understands that Party City Holdco Inc. (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 or, if eligible, Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of certain Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of October 12, 2023 (including all exhibits thereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms thereof, the “Registration Rights Agreement”), by and among the Company, the other parties signatory thereto and any additional parties identified on the signature pages of any joinder thereto. Each capitalized term not otherwise defined herein has the meaning given to it in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, the Selling Stockholder must be named as a selling stockholder in the related prospectus and deliver a prospectus to the purchasers of Registrable Securities. To facilitate naming of the Selling Stockholder as a selling stockholder in the Registration Statement, the Selling Stockholder must complete, execute, acknowledge and deliver this Selling Stockholder Questionnaire prior to filing of the Registration Statement.

Certain legal consequences arise from being named as selling stockholder in the Registration Statement and the related prospectus. Accordingly, the Selling Stockholder is advised to consult its own legal counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

The Selling Stockholder hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3(b) pursuant to the Registration Statement. The Selling Stockholder, by signing and returning this Selling Stockholder Questionnaire, understands that it shall be bound by the terms and conditions of this Selling Stockholder Questionnaire.

The Selling Stockholder must deliver this Selling Stockholder Questionnaire to the Company by        . The Company shall be permitted to exclude any Selling Stockholder from being a selling stockholder in the Registration Statement if this Selling Stockholder Questionnaire is delivered to the Company after such date.

The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	(a)	Full Legal Name of Selling Stockholder:

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	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

2.	Address for Notices to Selling Stockholder:

Telephone:
Fax:
Email address:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

This Item (3) covers beneficial ownership of the Company’s equity securities. Please consult Appendix A to this Selling Stockholder Questionnaire for information as to the meaning of “beneficial ownership.” Except as set forth below in this Item (3), the Selling Stockholder does not beneficially own any Registrable Securities.

	(a)	Number of Registrable Securities beneficially owned:

	(b)	Number of Registrable Securities which the Selling Stockholder wishes to be included in the Registration Statement:

4.	Beneficial Ownership of other equity securities of the Company owned by the Selling Stockholder.

Except as set forth below in this Item (4), the Selling Stockholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

	(a)	Type and amount of other securities beneficially owned by the Selling Stockholder:

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	(b)	CUSIP No(s). of other securities beneficially owned by the Selling Stockholder:

5.	Relationship with the Company:

	(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the Selling Stockholder) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

	☐	Yes

	☐	No

	(b)	If so, please state the nature and duration of your relationship with the Company:

6.	Broker-Dealer Status:

	(a)	Is the Selling Stockholder a broker-dealer registered pursuant to Section 15 of the Exchange Act?

	☐	Yes

	☐	No

If so, please answer the question below.

If the Selling Stockholder is a registered broker-dealer, please indicate whether the Selling Stockholder acquired its Registrable Securities for investment or acquired them as transaction-based compensation for investment banking or similar services.

Note that if the Selling Stockholder is a registered broker-dealer and received its Registrable Securities other than as transaction-based compensation, the Company is required to identify the Selling Stockholder as an underwriter in the Registration Statement and related prospectus.

	(b)	Affiliation with Broker-Dealers:

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Is the Selling Stockholder an affiliate of a registered broker-dealer? For purposes of this Item 6(b), an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

	☐	Yes

	☐	No

If so, please answer the remaining questions in this section:

	(i)	Please describe the affiliation between the Selling Stockholder and any registered broker-dealers:

	(ii)	If the Selling Stockholder, at the time of its acquisition of the Registrable Securities, had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

Note that if the Selling Stockholder is an affiliate of a broker-dealer and at the time of the acquisition of the Registrable Securities had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Selling Stockholder as an underwriter in the prospectus.

7.	Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

	(a)	Is the Selling Stockholder required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q and 8-K) with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐ Yes

☐ No

	(b)	State whether the Selling Stockholder is an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended:

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☐ Yes

☐ No

(c)	If a subsidiary, please identify the publicly held parent entity:

If you answered “No” to questions (a) and (b) above, please identify the controlling person(s) of the Selling Stockholder (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE COMMISSION REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Selling Stockholder Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

The Selling Stockholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Statement. The Selling Stockholder agrees that neither it nor any person acting on its behalf shall engage in any transaction in violation of such provisions.

The Selling Stockholder agrees to provide such information as may be required by law or under the Registration Rights Agreement for inclusion in the Registration Statement and any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided that may occur at any time while the Registration Statement remains effective.

In the event the Selling Stockholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Stockholder shall notify the transferee(s) at the time of transfer of its rights and obligations under this Selling Stockholder Questionnaire and the Registration Rights Agreement.

By signing this Selling Stockholder Questionnaire, the Selling Stockholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) and, to the extent required under securities laws, Item 7 above and the inclusion of such information in

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the Registration Statement, the related prospectus and any state securities or Blue Sky applications. The Selling Stockholder understands that such information shall be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement, the related prospectus and any state securities or Blue Sky applications.

Once this Selling Stockholder Questionnaire is executed by the Selling Stockholder and delivered to the Company, the terms of this Selling Stockholder Questionnaire and the representations, warranties and indemnification contained herein shall be binding on, shall inure to the benefit of, and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Stockholder with respect to the Registrable Securities beneficially owned by such Selling Stockholder and listed in Item (3) above.

This Selling Stockholder Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:
Selling Stockholder:

By:
Name:
Title:

Please email a PDF of the fully completed and executed Selling Stockholder Questionnaire to:

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Appendix A

DEFINITION OF “BENEFICIAL OWNERSHIP”

1.	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:
(a)	Voting power which includes the power to vote, or to direct the voting of, such security; and/or
(b)	Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.	Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.
3.	Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

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